PREFERRED STOCK, SERIES E

PREFERRED STOCK, SERIES E
THIS CERTIFICATE IS TRANSFERABLE
IN CANTON, MA AND NEW YORK, NY

Certificate Number

Shares

THE SHARES OF PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
UNLESS THIS GLOBAL CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF COMPUTERSHARE INC. AND COMPUTERSHARE TRUST COMPANY, N.A., JOINTLY, AS DEPOSITARY (THE "DEPOSITARY") TO KEYCORP OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITARY OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO THE DEPOSITARY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, COMPUTERSHARE INC. AND COMPUTERSHARE TRUST COMPANY, N.A., JOINTLY, HAS AN INTEREST HEREIN.

KEYCORP

INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO

CUSIP: 493267801

SEE REVERSE FOR IMPORTANT NOTICE ON TRANSFER RESTRICTIONS AND OTHER INFORMATION

THIS CERTIFIES THAT

** Mr. Alexander David Sample **** Mr. Alexander David Sample

IS THE OWNER OF

** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander

FULLY PAID AND NONASSESSABLE SHARES OF FIXED-TO-FLOATING RATE PERPETUAL NON-CUMULATIVE PREFERRED STOCK SERIES E,
$1.00 PAR VALUE PER SHARE,

of **KEYCORP**, an Ohio corporation (the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by its duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and shall be subject to all of the provisions of the Articles of Incorporation of the Corporation, as now or hereafter amended or supplemented (a copy of which Articles of Incorporation are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

In Witness Whereof, the Corporation has caused this Certificate to be executed on its behalf by its duly authorized officers.

DATED December 12, 2016

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR,

Chief Financial Officer

By
AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

14969

IMPORTANT NOTICE

The Corporation will furnish, without charge, within 5 days after receipt of written request therefor, to each registered holder of securities represented by this Certificate who so requests, a copy of the Articles of Incorporation of the Corporation, setting forth the powers, designations, preferences and relative participating, optional or special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request should be addressed to the Corporation or its Transfer Agent and Registrar.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT- Custodian
(CUST) (Minor)
under Uniform Gifts to Minors Act
(STATE)
UNIF TRF MIN ACT Custodian (until age. . .). . .
(CUST) (MINOR)
under Uniform Transfers to Minors Act. . . . .
(STATE)

Additional abbreviations may also be used though not in the above list.

For value received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

____

____

____ Shares

represented by this Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said shares on the books of the Corporation with full power of substitution in the premises.

Dated:______________________________20_______________

Signature: ______________________________

Signature: ______________________________

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.